Exhibit 10.2

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this "Amendment") is made and entered into as of June 30, 2008, by and among WESTERN REFINING, INC., a Delaware corporation (the "Borrower"), EACH LENDER SIGNATORY HERETO, and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the lenders party thereto (collectively, the "Lenders" and individually, a "Lender") and the Borrower entered into that certain Term Loan Credit Agreement dated as of May 31, 2007 (as hereby and from time to time amended, restated, supplemented, modified or replaced, the "Credit Agreement"; capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement);

WHEREAS, the Borrower has requested that certain terms of the Credit Agreement be amended in the manner set forth herein;

WHEREAS, the Administrative Agent and the Required Lenders, subject to the terms and conditions contained herein, have agreed to such amendment, to be effective as of the date hereof; and

WHEREAS, the Borrower, the Administrative Agent and the Required Lenders acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

1.  Definitions.  The term "Credit Agreement" or "Agreement" (as the case may be) as used herein, in the Credit Agreement and in the other Loan Documents shall mean the Credit Agreement as hereby amended and modified, and as further amended, restated, modified, replaced or supplemented from time to time as permitted thereby.

2.  Amendments to, Additions of, and Restatements of Terms of the Credit Agreement.  Subject to the conditions hereof and upon satisfaction of the terms set forth in Section 7, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

(a)  Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions, in alphabetical order, to read as follows:

"Amendment Fee" means a fee payable (a) on the First Amendment Closing Date, payable by the Borrower to the Administrative

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

Agent for the ratable account of each Lender executing the First Amendment (and each Assignee of any such Lender, to the extent of any Loans held by such Lender on the date of its execution of the First Amendment that are assigned, directly or indirectly, by such Lender to such Assignee) in each case in an amount equal for each such Lender (or Assignee) to 0.50% multiplied by the aggregate principal amount of Loans that were held by such Lender on the First Amendment Closing Date and (b) on September 30, 2008, payable by the Borrower to the Administrative Agent for the ratable account of each Lender in an amount equal for each such Lender to 0.50% multiplied by the aggregate principal amount of Loans held by such Lender on September 30, 2008.

"Consolidated Cash Interest Charges" means, for any period, Consolidated Interest Charges for such period, excluding any amount not payable in cash on a current basis.

"Consolidated Current Assets" means, as at any date of determination, the total assets of Company and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding cash and Cash Equivalents and the current portion of deferred income taxes.

"Consolidated Current Liabilities" means, as at any date of determination, the total liabilities of Company and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of long term debt and the current portion of deferred income taxes.

"Consolidated Excess Cash Flow" means, for any period, an amount (if positive) equal to: (i) the sum, without duplication, of the amounts for such period of (a) Consolidated EBITDA, plus (b) the Consolidated Working Capital Adjustment plus (c) the sum, without duplication, of (x) extraordinary cash gains excluded from Consolidated EBITDA and (y) losses in connection with Extraordinary Receipts and Dispositions outside the ordinary course of business deducted from Consolidated EBITDA for such period, minus (ii) the sum, without duplication, of the amounts for such period of (A) scheduled repayments of Consolidated Total Indebtedness made in such period, (B) mandatory prepayments of Consolidated Total Indebtedness (other than Loans and Revolver Indebtedness) made in such period, (C) Capital Expenditures of the Borrower and its Subsidiaries made in such period, (D) Consolidated Cash Interest Charges for such period, (E) provisions for current taxes of the Borrower and its Subsidiaries and payable in cash with respect to such period and (F) gains in connection with Extraordinary Receipts and Dispositions outside the ordinary course of business included in Consolidated EBITDA for such period.

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

"Consolidated Senior Leverage Ratio" means, as of any date of determination, the ratio of (a) (i) Consolidated Total Indebtedness as of such date less (ii) Consolidated Subordinated Indebtedness as of such date to (b) Consolidated EBITDA for the period of the four consecutive fiscal quarters most recently ended.

"Consolidated Subordinated Indebtedness" means as of any date of determination, Indebtedness of the Borrower and the Subsidiaries, on a consolidated basis, which has been subordinated to the Obligations, the L/C Facility Indebtedness and the Revolver Indebtedness in form and substance reasonably satisfactory to the Administrative Agent.

"Consolidated Working Capital" means, as at any date of determination, the excess of Consolidated Current Assets as of such date over Consolidated Current Liabilities as of such date.

"Consolidated Working Capital Adjustment" means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period.

"Engagement Letter" means the letter agreement dated as of June 27, 2008 between the Borrower, Bank of America and Banc of America Securities LLC.

"Eurodollar Rate Floor" means 3.25%.

"First Amendment" means the First Amendment to Term Loan Credit Agreement among the parties thereto dated as of June 30, 2008.

"First Amendment Closing Date " means June 30, 2008.

"First Revolver Amendment" means the "First Amendment" as defined in the Revolving Credit Agreement.

"L/C Collateral Documents" means the "Collateral Documents" under, and as defined in, the L/C Credit Agreement.

"L/C Credit Agreement" means that certain L/C Credit Agreement dated as of the First Amendment Closing Date among the Borrower, as Borrower, Bank of America, as administrative agent and letter of credit issuer, and the financial institutions party thereto.

"L/C Facility Documents" means the "Loan Documents" under, and as defined in, the L/C Credit Agreement, and any documents governing refinancings, renewals and extensions of the Indebtedness under the L/C Credit Agreement that are permitted by Section 7.03(l).

"L/C Facility Indebtedness" means Indebtedness under the L/C Credit Agreement, and all refinancings, renewals and extensions thereof that are permitted by Section 7.03(l).

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

"L/C Refinanced Indebtedness" has the meaning set forth in Section 7.03(l).

"L/C Refinancing Indebtedness" has the meaning set forth in Section 7.03(l).

"Liquidity" means at any time, the sum of (a) "Availability" as defined in the Revolving Credit Agreement at such time and (b) cash and Cash Equivalents of the Borrower and its Subsidiaries at such time.

"Minimum Liquidity Threshold" means $200,000,000.

"Prepayment Amount" means, on any date, the aggregate principal amount of voluntary or mandatory prepayments of the Obligations, other than regularly scheduled payments under Section 2.05, made from and after the First Amendment Closing Date through such date.

"Required Regulatory Capital Expenditures" means Capital Expenditures required by any Governmental Authority.

(b)  Section 1.01 of the Credit Agreement is hereby amended to restate each of the following definitions in their entirety to read as follows:

"Applicable Rate" means, from the First Amendment Closing Date through September 30, 2008, with respect to Eurodollar Rate Loans, 4.50%, and with respect to Base Rate Loans, 3.50%.  Beginning October 1, 2008 and thereafter, the Applicable Rate shall mean, from time to time, the following percentages per annum, based on the then applicable Prepayment Amounts as set forth below:

Pricing Level	Prepayment Amount	Eurodollar Rate	Base Rate
1	< $250,000,000	6.00%	5.00%
2	≥ $250,000,000 but < $500,000,000	5.50%	4.50%
3	≥ $500,000,000 but < $750,000,000	5.00%	4.00%
4	≥ $750,000,000	4.00%	3.50%

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

Any decrease in the Applicable Rate resulting from the application of a Prepayment Amount shall become effective as of the date that such Prepayment Amount has been applied.

"Consolidated Interest Charges" means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses of the Borrower and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) the portion of rent expense of the Borrower and its Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP, (c) interest expense attributable to Synthetic Lease Obligations, and (d) cash dividends paid to preferred stockholders under Section 7.06(c).

"Consolidated Interest Coverage Ratio" means, as of any date of determination, the ratio of (a)  Consolidated EBITDA for the period of the four prior fiscal quarters ending on such date to (b) Consolidated Interest Charges for such period; provided, however, that for the fiscal quarter ending September 30, 2008, the ratio shall be calculated for the period of two consecutive fiscal quarters ending on such date, and for the fiscal quarter ending December 31, 2008, the ratio shall be calculated for the period of three consecutive fiscal quarters ending on such date.

"Debt Issuance" means the issuance, incurrence or assumption of Indebtedness by the Borrower or any of its Subsidiaries on or after the Closing Date, other than Indebtedness permitted by (i) Sections 7.03(a) through (h) or (l), or (ii) upon the written consent of the Required Lenders, Section 7.03(i) or (j).

"Intercreditor Agreement" means that certain Intercreditor Agreement substantially in the form of Exhibit I hereto dated as the date hereof among the Administrative Agent, the Revolver Administrative Agent, the Control Agent, and the Loan Parties, as amended as of the First Amendment Closing Date.

(c)  Section 1.01 of the Credit Agreement is hereby amended to add the following sentence to the end of the definition of "Eurodollar Rate":

Notwithstanding anything to the contrary contained herein, the Eurodollar Rate shall at all times at least equal or exceed the Eurodollar Rate Floor.

(d)  Section 1.01 of the Credit Agreement is hereby amended to restate subsection (a) of the definition of "Change of Control" in its entirety to read as follows:

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

(a)  any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than the Existing Owners, becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an "option right")), directly or indirectly, of 30% or more of (i) the direct or indirect Equity Interests of the Borrower or (ii) the Equity Interests of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); provided, however, that to the extent a change in "beneficial ownership" in such Equity Interests results from the issuance of new Equity Interests in the Borrower, with a corresponding payment in cash to the Borrower for the acquisition of such Equity Interests, the acquisition of up to 40% of the "beneficial ownership" of such Equity Interests shall not constitute a "Change of Control";

(e)  Section 1.01 of the Credit Agreement is hereby amended to restate subsection (b) of the definition of "Net Cash Proceeds " in its entirety to read as follows:

  (b)   with respect to any Debt Issuance or issuance of Equity Interests by the Borrower or any Subsidiary, the excess, if any, of (i) cash and cash equivalents received in connection with such issuance (including any cash received by way of deferred payment pursuant, but only as and when so received) over (ii) the reasonable and customary out-of-pocket expenses incurred by any Loan Party or any Subsidiary in connection with such issuance.

(f)  Section 2.03(b) is hereby amended to be restated in its entirety as follows:

(b)  Until such time as the Outstanding Amount has been repaid in full, the Outstanding Amount shall be permanently prepaid in the amounts and upon the occurrence of any of the following events:

(i)  In the event of (A) any Debt Issuance by the Borrower or any of its Subsidiaries and/or (B) unless consented to in writing by the Required Lenders, any issuance of additional Equity Interests of the Borrower or any Subsidiary, in each case, on or after the First Amendment Closing Date, then concurrently with receipt of Net Cash Proceeds of such Debt Issuance (x) in the case

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

of any Debt Issuance permitted under Sections 7.03(i) through 7.03(j) and/or, unless consented to in writing by the Required Lenders, the issuance of Equity Interests, the Borrower shall prepay an aggregate principal amount of Loans in an amount equal to (a) 60% of the Net Cash Proceeds of such Debt Issuances and/or issuance of Equity Interests in an aggregate amount during the term of this Agreement of up to $250,000,000 and (b) 100% of such Net Cash Proceeds thereafter and (y) in the case of any other Debt Issuance, the Borrower shall prepay an aggregate principal amount of the Loans equal to 100% of such Net Cash Proceeds.

(ii)  If Net Cash Proceeds of Extraordinary Receipts received on or after the Closing Date by the Borrower or any of its Subsidiaries exceed during any calendar year an amount equal to $10,000,000 (the portion of such Net Cash Proceeds that exceeds $10,000,000 is herein referred to as "Excess Extraordinary Receipts"), the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of such Excess Extraordinary Receipts immediately upon receipt thereof by the Borrower or such Subsidiary; provided, however, that with respect to any proceeds of insurance or condemnation awards (or payments in lieu thereof), for so long as no Event of Default shall have occurred and be continuing, the Borrower or a Subsidiary may reinvest such Extraordinary Receipts in assets used in the businesses of the Borrower or its Subsidiaries, and in such case any such Extraordinary Receipts that have not been reinvested within one year from the receipt thereof by the Borrower or such Subsidiary shall be immediately applied to the prepayment of the Loans.

(iii)  If Net Cash Proceeds are received on or after the Closing Date by the Borrower or any of its Subsidiaries from one or more Dispositions (other than Dispositions to the Borrower or to a Subsidiary permitted by Section 7.05(a)(v) or 7.05(a)(vi)) of property other than Revolver Priority Collateral during any calendar year, the Borrower shall prepay an aggregate amount of Loans equal to 100% of such Net Cash Proceeds immediately upon receipt thereof by the Borrower or a Subsidiary, provided, however, upon the written consent of the Required Lenders and for so long as no Event of Default shall have occurred and be continuing, the Borrower or a Subsidiary may reinvest such Net Cash Proceeds in assets used in the business of the Borrower or its Subsidiaries, and in such

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

case any Net Cash Proceeds that have not been reinvested within one year from the receipt thereof by the Borrower or such Subsidiary shall be immediately applied to the prepayment of the Loans.

(iv)  In the event that there shall be Consolidated Excess Cash Flow for any fiscal year (commencing with fiscal year 2008), the Borrower shall, no later than ninety days after the end of such fiscal year, prepay the Loans in an aggregate amount equal to 75% of such Consolidated Excess Cash Flow less 100% of voluntary prepayments made during that fiscal year pursuant to Section 2.03(a); provided, however, in the event that the Consolidated Leverage Ratio is less than 3.25 to 1.00 but greater than or equal to 2.50 to 1.00 as evidenced by a Compliance Certificate provided pursuant to Section 6.02(b) as of the end of such fiscal year, the Borrower shall prepay the Loans in an aggregate amount equal to 50% of such Consolidated Excess Cash Flow less 100% of voluntary prepayments made during that fiscal year pursuant to Section 2.03(a).  In the event that the Consolidated Leverage Ratio is less than 2.50 to 1.00, as evidenced by a Compliance Certificate provided pursuant to Section 6.02(b) as of the end of such fiscal year or upon the written consent of the Required Lenders, no such prepayment shall be required.  Notwithstanding anything to the contrary contained within this subsection (iv), Borrower shall not be required to make any payment under this subsection (iv) to the extent that such prepayment would cause Liquidity to fall below the Minimum Liquidity Threshold.

(g)  Section 2.07(a) is hereby amended to be restated in its entirety to read as follows:

(a)  The Borrower agrees to pay to the Arranger and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Engagement Letter.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(h)  Section 2.07(c) is hereby amended to add the following subsection (c) to read as follows:

(c)  The Borrower shall pay the Amendment Fee to the Administrative Agent, for the ratable account of the Lenders executing the First Amendment on the First Amendment Closing Date and again on September 30, 2008.

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

(i)  Section 2.13 is hereby amended to be restated in its entirety to read as follows:

2.13  Reserved.

(j)  Section 5.13 is hereby amended to be restated in its entirety as follows:

5.13  Subsidiaries; Equity Interests.  As of the First Amendment Closing Date, the Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by a Loan Party in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens except those created under the Collateral Documents, the L/C Collateral Documents and the Revolver Collateral Documents.  The Borrower has no equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13.

(k)  Section 7.01(b) is hereby amended to be restated in its entirety as follows:

(b)  Liens existing on the First Amendment Closing Date and listed on Schedule 7.01 and any renewals or extensions thereof, provided, that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased, and (iii) the direct or any contingent obligor with respect thereto is not changed;

(l)  Section 7.01(m) is hereby amended to be restated in its entirety to read as follows:

(m)  Liens securing obligations under (i) the Revolver Loan Documents or (ii) the L/C Facility Documents or securing (x) Refinancing Indebtedness permitted by Section 7.03(b) or (y) L/C Refinancing Indebtedness permitted by Section 7.03(l), covering Collateral that is also subject to Liens in favor of the Administrative Agent, provided that such Liens are subject to the Intercreditor Agreement;

(m)  Section 7.02 is hereby amended to restate subsections (f), (g) and (j) in their entirety to read as follows:

(f)  Investments in non-wholly-owned Subsidiaries, provided that no Default exists at the time of or as a result of such Investment and the dollar amount of such Investments shall not exceed $10,000,000 in the aggregate in any fiscal year;

(g)  Investments in Permitted Joint Ventures, provided that no Default exists at the time of or as a result of such Investment and the

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

dollar amount of such Investments shall not exceed $10,000,000 in the aggregate during the term of this Agreement;

(j)  other Investments not exceeding $15,000,000 in the aggregate during the term of this Agreement.

(n)  Section 7.03(f) is hereby amended to be restated in its entirety to read as follows:

  (f)  Indebtedness of the Borrower or any Guarantor in respect of capital leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $15,000,000;

(o)  Section 7.03(i) is hereby amended to delete the "and" at the end thereof.

(p)  Section 7.03(j) is hereby amended to delete the "." at the end thereof and substituting ";" in lieu thereof.

(q) Section 7.03 is hereby amended by adding the following subsections (k) and (l) after Section 7.03(j):

  (k)  Indebtedness of the Borrower or any Guarantor which has been subordinated to the Obligations, the L/C Facility Indebtedness and the Revolver Indebtedness in form and substance reasonably satisfactory to the Administrative Agent; and

(l)  Indebtedness of the Borrower under the L/C Facility Documents, any replacement credit facility, and any refinancings, renewals or extensions of all or any part of the foregoing, provided that (i) the material terms (other than pricing and yield) of such refinancing, renewing, or extending Indebtedness or replacement revolving credit facility ("L/C Refinancing Indebtedness") or of any agreement entered into or of any instrument issued in connection therewith are not less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, renewed, extended or replaced ("L/C Refinanced Indebtedness"); (ii) if such LC Refinancing Indebtedness does not contain terms pursuant to which availability thereunder is based on a borrowing base, the aggregate amount of Indebtedness available under such Refinancing Indebtedness shall not exceed $200,000,000; (iii) if such L/C Refinancing Indebtedness is secured, no collateral secures the L/C Refinancing Indebtedness other than collateral that secures the L/C Refinanced Indebtedness; (iv) such L/C Refinancing Indebtedness (and, if applicable the Liens securing same) do not contravene the provisions of the Intercreditor Agreement; and (v) if such L/C Refinancing Indebtedness is secured, the holders of such L/C

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

Refinancing Indebtedness, or a duly authorized agent on their behalf, agree in writing to be bound by the Intercreditor Agreement or enter into a replacement intercreditor agreement containing terms that are substantially similar to those of the Intercreditor Agreement, as may be acceptable to the Administrative Agent.

(r)  Section 7.06 is hereby amended to be restated in its entirety to read as follows:

7.06  Restricted Payments.  Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

(a)  so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

(i)  each Subsidiary may make Restricted Payments to the Borrower, the Guarantors and any other Person that owns Equity Interests in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(ii)  the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person; and

(iii)  the Borrower and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests; and

(b)  the Borrower may declare and pay cash dividends to its common stockholders after December 31, 2009, provided that (i) a pro forma Compliance Certificate required by Section 6.02(b) has been furnished to the Administrative Agent for the fiscal period then ended demonstrating compliance with the financial covenants set forth therein both prior and subsequent to the payment of such dividends and (ii) the aggregate amount paid during any fiscal year does not exceed the maximum dollar amount calculated as follows: the maximum dollar amount for fiscal year 2010 shall be $20,000,000 and the maximum dollar amount for each succeeding fiscal year shall be calculated by adding $5,000,000 to the maximum amount in effect for the prior fiscal year; and provided further that (A) no Default exists at the time such dividends are declared or paid or would result from the payment thereof or (B) if such dividends are paid within 75 days of declaration thereof, no Default exists at the date of such declaration; and

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

(c)  the Borrower may declare and pay cash dividends to its preferred stockholders with respect to preferred stock issued after the First Amendment Closing Date, provided that (i) a pro forma Compliance Certificate required by Section 6.02(b) has been furnished to the Administrative Agent demonstrating compliance with the financial covenants set forth therein both prior and subsequent to the payment of such dividends and (ii) no Default exists at the time such dividends are declared or paid or would result from the payment thereof.

(s)  Section 7.09 is hereby amended to be restated in its entirety to read as follows:

7.09  Burdensome Agreements.  Enter into or permit to exist any Contractual Obligation (other than this Agreement, the Revolving Credit Agreement, the L/C Credit Agreement, agreements governing Refinancing Indebtedness (subject to clause (iii) of Section 7.03(b)), and agreements governing L/C Refinancing Indebtedness (subject to clause (iii) of Section 7.03(l) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Borrower or to any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, or (ii) of any Subsidiary to Guarantee the Obligations of the Borrower, or (iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person, provided, however, that this clause (iii) shall not prohibit any negative pledge in favor of any holder of Indebtedness permitted under Section 7.03(f) solely to the extent any such negative pledge or other restriction on transfer of property relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.

(t)  Section 7.11 is hereby amended to be restated in its entirety to read as follows:

7.11  Financial Covenants.

(a)  Permit the Consolidated Interest Coverage Ratio as of September 30, 2008 or as of the end of any fiscal quarter thereafter to be less than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Minimum Consolidated Interest Coverage Ratio
September 30, 2008 through March 31, 2009	1.50 to 1.00
June 30, 2009	1.75 to 1.00
September 30, 2009	2.00 to 1.00
December 31, 2009 through September 30, 2010	2.50 to 1.00
December 31, 2010 and thereafter	2.75 to 1.00

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

(b)  Prior to the issuance of Consolidated Subordinated Indebtedness, permit the Consolidated Leverage Ratio as of March 31, 2009 or as of the end of any fiscal quarter thereafter to be greater than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio
March 31, 2009	5.00 to 1.00
June 30, 2009	4.75 to 1.00
September 30, 2009	4.50 to 1.00
December 31, 2009 through September 30, 2010	4.00 to 1.00
December 31, 2010 and thereafter	3.50 to 1.00

  (c)  Upon the issuance of Consolidated Subordinated Indebtedness, permit the Consolidated Leverage Ratio as of March 31, 2009 or as of the end of any fiscal quarter thereafter to be greater than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio
March 31, 2009	5.50 to 1.00
June 30, 2009	5.25 to 1.00
September 30, 2009	5.00 to 1.00
December 31, 2009 through September 30, 2010	4.50 to 1.00
December 31, 2010 and thereafter	4.00 to 1.00

  (d)  Upon the issuance of Consolidated Subordinated Indebtedness, permit the Consolidated Senior Leverage Ratio as of March 31, 2009 or as of the end of any fiscal quarter thereafter to be greater than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Maximum Consolidated Senior Leverage Ratio
March 31, 2009	4.50 to 1.00
June 30, 2009	4.25 to 1.00
September 30, 2009	4.00 to 1.00
December 31, 2009 through September 30, 2010	3.50 to 1.00
December 31, 2010 and thereafter	3.00 to 1.00

(e)  Permit Consolidated EBITDA to be less than (i) $100,000,000 for the period of two consecutive fiscal quarters ending September 30, 2008 and (ii) $175,000,000 for the period of three consecutive fiscal quarters ending December 31, 2008.

(u)  Section 7.12 is hereby amended to be restated in its entirety to read as follows:

7.12  Capital Expenditures.  Make or become legally obligated to make any Capital Expenditure, except for Capital Expenditures not exceeding, in the

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

aggregate for the Borrower and its Subsidiaries, an amount, during each fiscal year set forth below, equal to the amount set forth opposite such fiscal year:

Fiscal Year	Amount
2008	$225,000,000
2009	$160,000,000
2010 and each fiscal year thereafter	$100,000,000 plus Required Regulatory Capital Expenditures for such fiscal year provided, however, that so long as no Default has occurred and is continuing or would result from such expenditure, any portion of any amount in Fiscal Year 2008, if not expended in such fiscal year, may be carried over for expenditure to Fiscal Year 2009.

(v)  The Required Lenders hereby consent to, and waive the provisions of Section 7.14 of the Credit Agreement to the extent necessary to permit, the amendments to the Revolver Loan Documents effected by the First Revolver Amendment.

(w)  Section 7.18 is hereby added to the Agreement to read as follows:

7.18  Amendments to L/C Facility Documents.   Amend the terms of the L/C Facility Documents or of documents governing L/C Refinancing Indebtedness, if such amendment would (i) unless the availability of the Indebtedness thereunder is tied to a borrowing base formula, increase the aggregate amount of commitments thereunder to an amount exceeding $200,000,000 plus the amount of reasonable fees and expenses incurred in connection with such amendment, (ii) result in the material terms of such Indebtedness or of any agreement entered into or of any instrument issued in connection therewith to be less favorable in any material respect to the Loan Parties or the Lenders, or (iii) contravene the provisions of the Intercreditor Agreement.

(x)  Section 8.01(e)(i) is hereby amended to restate the second parenthetical appearing therein to read in its entirety as follows:

(other than Indebtedness hereunder, Indebtedness under Swap Contracts, Revolver Indebtedness and L/C Facility Indebtedness)

(y)  Section 8.01(e)(iii) is hereby amended to be restated in its entirety as follows:

(iii)  An Event of Default as defined in the Revolving Loan Credit Agreement, the L/C Credit Agreement, the agreements governing Refinancing Indebtedness or the agreements governing L/C Refinancing Indebtedness shall occur; or

(z)  Schedules 5.06, 5.13, 7.01, 7.02 and 10.02 to the Credit Agreement are hereby updated with the Schedules attached hereto, and are hereby added to the Credit

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

Agreement, and all references to such Schedules in the Credit Agreement and the other Loan Documents shall mean the Schedules attached hereto.

(aa)  Exhibit C to the Credit Agreement is hereby updated with the Exhibit C attached hereto, which is hereby added to the Credit Agreement, and all references to such Exhibit in the Credit Agreement and the other Loan Documents shall mean the Exhibit attached hereto.

3.  Amendment to Intercreditor Agreement.

(a) The Required Lenders hereby acknowledge and agree that the Intercreditor Agreement shall be amended as of the date hereof to include the L/C Facility Indebtedness as Indebtedness that is secured on a pari passu basis with the Revolver Indebtedness.  Notwithstanding anything herein or in any Loan Document to the contrary, the Liens and security interest granted to the Administrative Agent pursuant to the various Loan Documents and the exercise of any right or remedy by the Administrative Agent pursuant to the Loan Documents are subject to the provisions of the Intercreditor Agreement, as amended as of the date hereof.  Pursuant to the terms of the Intercreditor Agreement, in the event of any conflict between the terms of the Intercreditor Agreement and any of the Loan Documents, the provisions of the Intercreditor Agreement shall govern and control.

(b) Each Lender party hereto authorizes and instructs the Administrative Agent to enter into the First Amendment to the Intercreditor Agreement dated as of the First Amendment Closing Date on behalf of the Lenders, and to take all actions (and execute all documents) required (or deemed advisable) by it in accordance with the terms of the Intercreditor Agreement.

4.  Consent of the Guarantors.  The Guarantors hereby consent, acknowledge and agree to the amendments and hereby confirm, reaffirm and ratify in all respects the Guaranties to which each such Guarantor is a party (including without limitation the continuation of such Guarantor's payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

5.  Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Borrower hereby acknowledges and agrees that the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

6.  Representations and Warranties.  The Borrower hereby certifies that after giving effect to this Amendment:

(a)  After giving effect to this Amendment, the representations and warranties of the Borrower contained in Article V of the Credit Agreement, or which are contained in any document furnished at any time under or in connection with the Credit Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of the Borrower contained in Article V of the Credit

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

Agreement, or which are contained in any document furnished at any time under or in connection with the Credit Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date;

(b)  The Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who were required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(c)  This Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity, by concepts of reasonableness or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally; and

(d)  After giving effect to this Amendment, no Default or Event of Default exists.

7.  Conditions to Effectiveness.  This Amendment shall not be effective until the following conditions precedent have been satisfied:

(a)  the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Required Lenders;

(b)  the Administrative Agent shall have received payment or evidence of payment of (i) all fees due and payable to Banc of America Securities LLC under the Engagement Letter and (ii) all reasonable fees and expenses required to be reimbursed or paid by the Loan Parties under the Loan Documents, including, without limitation, the reasonable fees and expenses of Winstead PC, counsel to the Administrative Agent and any financial advisors to the Administrative Agent, in each case under this clause (b) to the extent invoiced to the Borrower at least one Business Day prior to the First Amendment Closing Date;

(c)  the Administrative Agent shall have received resolutions of the board of directors or other appropriate body of the Borrower and each Guarantor certified by a Responsible Officer which authorize the execution, delivery and performance by such Person of this Amendment and such other Loan Documents to be executed in connection herewith to which it is or is to be a party;

(d)  the Administrative Agent shall have received a certificate of incumbency certified by a Responsible Officer of the Borrower and each Guarantor certifying as to the name of each officer or other representative of such Person (i) who is authorized to sign this Amendment or any Loan Documents to be executed in connection herewith to which

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

such Person is or is to be a party (including any certificates contemplated herein), and (ii) who will, until replaced by other officers or representatives duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby;

(e)  the Administrative Agent shall have received certified copies of any amendments of or other changes to the bylaws or other analogous constitutional document of the Borrower and each Guarantor since May 31, 2007, certified by a Responsible Officer of such Person;

(f)  the Administrative Agent shall have received certificates of appropriate officials as to the existence and good standing, status or compliance, as applicable, of the Borrower and each Guarantor in its jurisdiction of incorporation or organization, each such certificate to be dated as of a current date;

(g)  the Administrative Agent shall have received a fully executed copy of a First Amendment to the Intercreditor Agreement in form and substance satisfactory to the Administrative Agent; and

(h)  the Administrative Agent shall have received a legal opinion from Davis Polk & Wardwell in form and substance reasonably satisfactory to the Administrative Agent.

Upon the satisfaction of the conditions set forth in this Section 7, this Amendment shall be effective as of the date hereof.

8.  Condition Subsequent.  Within 30 days after the First Amendment Effective Date, the Administrative Agent shall have received certified copies of any amendments of or other changes to the articles or certificates of incorporation, certificate of formation, certificate of limited partnership, partnership agreement or other analogous constitutional document of the Borrower and of each Guarantor since May 31, 2007, certified by the Secretary of State or other applicable Governmental Authority of the state or other jurisdiction of incorporation or organization of the Borrower and each Guarantor and dated as of a current date.

9.  Acknowledgement and Ratification.  The parties hereto acknowledge that the Revolving Credit Agreement is being amended contemporaneously with this Amendment, and ratify the terms of the Revolving Credit Agreement, as amended as of the date hereof.  The Intercreditor Agreement, as amended as of the date hereof, is hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

10.  Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original (including electronic copies) but all of which together shall constitute one and the same instrument.

11.  Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

12.  Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

13.  No Novation.  This Amendment is given as an amendment and modification of, and not as a payment of, the Obligations of the Borrower and each other Loan Party under the Credit Agreement and is not intended to constitute a novation of the Credit Agreement.  All of the indebtedness, liabilities and obligations owing by the Borrower and each other Loan Party under the Credit Agreement and the other Loan Documents shall continue.

14.  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the Borrower, the Lenders and the Administrative Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Administrative Agent, may not assign any rights, powers, duties or obligations hereunder.

15.  Expenses.  Without limiting the provisions of Section 10.04 of the Credit Agreement, the Borrower agrees to pay all reasonable out of pocket costs and expenses (including without limitation reasonable fees and expenses of any counsel, financial advisor, industry advisor and agent for the Administrative Agent) incurred before or after the date hereof by the Administrative Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the Loan Documents.

16.  Release.  As a material part of the consideration for the Administrative Agent and the Lenders entering into this Amendment, the Borrower and each Guarantor signing this Amendment (collectively "Releasor") agree as follows (the "Release Provision"):

(a) Releasor hereby releases and forever discharges the Administrative Agent and each Lender and the Administrative Agent's and each Lender's predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as "Lender Group") jointly and severally from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever occurring prior to the date hereof, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, presently possessed, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, presently accrued, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted ("Claims"), which Releasor may have or claim to have against any of Lender Group; except, as to any member of the Lender Group, to the extent that any such Claims results from any of gross negligence or willful misconduct of that member.

(b) Releasor agrees not to sue any of Lender Group or in any way assist any other person or entity in suing Lender Group with respect to any claim released herein.  The Release Provision may be pleaded as a full and complete defense to, and may be

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

(c) Releasor acknowledges, warrants, and represents to Lender Group that:

(i)  Releasor has read and understands the effect of the Release Provision.  Releasor has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for Releasor has read and considered the Release Provision and advised Releasor to execute the same.  Before execution of this Amendment, Releasor has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii)  Releasor is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein.  Releasor acknowledges that Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)  Releasor has executed this Amendment and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

(iv)  Releasor is the sole owner of the claims released by the Release Provision, and Releasor has not heretofore conveyed or assigned any interest in any such claims to any other person or entity.

(d) Releasor understands that the Release Provision was a material consideration in the agreement of the Administrative Agent and each Lender to enter into this Amendment.

(e) It is the express intent of Releasor that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of Lender Group so as to foreclose forever the assertion by Releasor of any claims released hereby against Lender Group.

(f) If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank.  Signature Pages Follow.]

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER: WESTERN REFINING, INC., a Delaware corporation

By:	/s/ Scott D. Weaver
Name:	Scott D. Weaver
Title:	Vice President & Assistant Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Tyler D. Levings
Name:	Tyler D. Levings
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

1776 CLO I, LTD., as a Lender

By:	/s/ James Reilly
Name:	James Reilly
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

1888 FUND, LTD., as a Lender

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ABERDEEN LOAN FUNDING LTD., as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

	By:	Strand Advisors, Inc., Its General Partner

	By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ABS LOAN 2007 LIMITED, a subsidiary of Goldman Sachs Institutional Funds II PLC, as a Lender

By:	/s/ John Bowe
Name:	John Bowe
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

AMERICAN INTERNATIONAL GROUP, INC., as a Lender

By:	AIG Global Investment Corp., Its Investment Adviser

	By:	/s/ Chang W. Chung
	Name:	Chang W. Chung
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

AMERIPRISE FINANCIAL, INC., as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

AMMC CLO IV, LIMITED, as a Lender

By:	American Money Management Corp., as Collateral Manager

	By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

AMMC CLO VI, LIMITED, as a Lender

By:	American Money Management Corp., as Collateral Manager

	By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

AMMC CLO VII, LIMITED, as a Lender

By:	American Money Management Corp., as Collateral Manager

	By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

AMMC CLO VIII, LIMITED, as a Lender

By:	American Money Management Corp., as Collateral Manager

	By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

APIDOS CDO I, as a Lender

By:	its investment adviser Apidos Capital Management, LLC

	By:	/s/ John Stelwagon
	Name:	John Stelwagon
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

APIDOS CDO II, as a Lender

By:	its investment adviser Apidos Capital Management, LLC

	By:	/s/ John Stelwagon
	Name:	John Stelwagon
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

APIDOS CDO III, as a Lender

By:	its investment adviser Apidos Capital Management, LLC

	By:	/s/ John Stelwagon
	Name:	John Stelwagon
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

APIDOS CDO IV, as a Lender

By:	its investment adviser Apidos Capital Management, LLC

	By:	/s/ John Stelwagon
	Name:	John Stelwagon
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

APIDOS CDO V, as a Lender

By:	its investment adviser Apidos Capital Management, LLC

	By:	/s/ John Stelwagon
	Name:	John Stelwagon
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

APIDOS CINCO CDO, as a Lender

By:	its investment adviser Apidos Capital Management, LLC

	By:	/s/ John Stelwagon
	Name:	John Stelwagon
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

APIDOS QUATTRO CDO, as a Lender

By:	its investment adviser Apidos Capital Management, LLC

	By:	/s/ John Stelwagon
	Name:	John Stelwagon
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ARMSTRONG LOAN FUNDING LTD., as a Lender

By:	Highland Capital Management, L.P.,
as Collateral Manager

	By:	Strand Advisors, Inc.,
Its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ARTUS LOAN FUND 2007-I, LTD., as a Lender

By:	Babson Capital Management LLC,
as Collateral Manager

	By:	/s/ Geoffrey Takacs
	Name:	Geoffrey Takacs
	Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ATLAS LOAN FUNDING (NAVIGATOR), LLC, as a Lender
By:	/s/ Heather M. Jousma
Name:	Heather M. Jousma
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ATRIUM III, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ATRIUM V, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ATRIUM VI, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

AVENUE CLO II, LTD., as a Lender

By:	/s/ Richard D’Addario
Name:	Richard D’Addario
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

AVENUE CLO III, LTD., as a Lender

By:	/s/ Richard D’Addario
Name:	Richard D’Addario
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

AVENUE CLO IV, LTD., as a Lender

By:	/s/ Richard D’Addario
Name:	Richard D’Addario
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

AVENUE CLO V, LTD., as a Lender

By:	/s/ Richard D’Addario
Name:	Richard D’Addario
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

AVENUE CLO VI, LTD., as a Lender

By:	/s/ Richard D’Addario
Name:	Richard D’Addario
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

AVERY POINT CLO, LTD., as a Lender

By:	Sankaty Advisors, LLC,
its Collateral Manager

	By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer/
Assistant Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BABSON CLO LTD. 2004-I, as a Lender

By:	Babson Capital Management LLC,
as Collateral Manager

	By:	/s/ Geoffrey Takacs
	Name:	Geoffrey Takacs
	Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BABSON CLO LTD. 2005-I, as a Lender

By:	Babson Capital Management LLC,
as Collateral Manager

	By:	/s/ Geoffrey Takacs
	Name:	Geoffrey Takacs
	Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BABSON CLO LTD. 2005-II, as a Lender

By:	Babson Capital Management LLC,
as Collateral Manager

	By:	/s/ Geoffrey Takacs
	Name:	Geoffrey Takacs
	Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BABSON CLO LTD. 2005-III, as a Lender

By:	Babson Capital Management LLC,
as Collateral Manager

	By:	/s/ Geoffrey Takacs
	Name:	Geoffrey Takacs
	Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BABSON CLO LTD. 2006-II, as a Lender

By:	Babson Capital Management LLC,
as Collateral Manager

	By:	/s/ Geoffrey Takacs
	Name:	Geoffrey Takacs
	Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BABSON CLO LTD. 2007-I, as a Lender

By:	Babson Capital Management LLC,
as Collateral Manager

	By:	/s/ Geoffrey Takacs
	Name:	Geoffrey Takacs
	Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BABSON CLO LTD. 2008-I, as a Lender

By:	Babson Capital Management LLC,
as Collateral Manager

	By:	/s/ Geoffrey Takacs
	Name:	Geoffrey Takacs
	Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BALLYROCK CLO 2006-2 LTD., as a Lender

By:	Ballyrock Investment Advisors LLC,
as Collateral Manager

	By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael Roof
Name:	Michael Roof
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BEAR STEARNS LOAN TRUST, as a Lender

By:	Bear Stearns Asset Management, Inc.,
as its attorney in fact

	By:	/s/ Justin Driscoll
	Name:	Justin Driscoll
	Title:	Senior Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BLACK DIAMOND CLO 2006-1 (CAYMAN) LTD., as a Lender

By:	Black Diamond CLO 2006-1 Adviser, L.L.C.,
as its Collateral Manager

	By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Principal

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BLACKROCK DEBT STRATEGIES FUND, INC., as a Lender

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC., as a Lender

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC., as a Lender

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BLACKROCK GLOBAL FLOATING RATE INCOME TRUST, as a Lender

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BLACKROCK LIMITED DURATION INCOME TRUST SENIOR LOAN PORTFOLIO, as a Lender

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BLACKROCK SENIOR FLOATING RATE TRUST, as a Lender

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BLACKROCK SENIOR HIGH INCOME FUND, INC., as a Lender

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BLUE MOUNTAIN CLO LTD., as a Lender

By:	/s/ Samuel Cole Name: Samuel Cole
Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BLUE MOUNTAIN CLO II LTD., as a Lender
By:	/s/ Samuel Cole
Name:	Samuel Cole
Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BLUE MOUNTAIN CLO III LTD., as a Lender

By:	/s/ Samuel Cole
Name:	Samuel Cole
Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BOEING COMPANY EMPLOYEES RETIREMENT PLAN, as a Lender

By:	/s/ Kathy A. News
Name:	Kathy A. News
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BRENTWOOD CLO LTD., as a Lender

By:	Highland Capital Management, L.P.,
as Collateral Manager

	By:	Strand Advisors, Inc.,
Its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BRIDGEPORT CLO LTD., as a Lender

By:	Deerfield Capital Management LLC,
as its Collateral Manager

	By:	/s/ Mark E. Wittnebel
	Name:	Mark E. Wittnebel
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BRIDGEPORT II CLO LTD., as a Lender

By:	Deerfield Capital Management LLC,
as its Collateral Manager

	By:	/s/ Mark E. Wittnebel
	Name:	Mark E. Wittnebel
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BURR RIDGE CLO PLUS LTD., as a Lender

By:	Deerfield Capital Management LLC,
as its Collateral Manager

	By:	/s/ Mark E. Wittnebel
	Name:	Mark E. Wittnebel
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender

By:	/s/ Shira Aschkenasy
Name:	Shira Aschkenasy
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CARMEL FUNDING, LLC, as a Lender

By:	/s/ Adam Jacobs
Name:	Adam Jacobs
Title:	Attorney-in-Fact

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CASTLE GARDEN FUNDING, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CASTLE HILL III CLO, LIMITED, as a Lender

By:	Sankaty Advisors, LLC,
its Collateral Manager

	By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer/
Assistant Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CENT CDO 10, LTD., as a Lender

By:	RiverSource Investments, LLC,
as Collateral Manager

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CENT CDO 12, LTD., as a Lender

By:	RiverSource Investments, LLC,
as Collateral Manager

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CENT CDO 14, LTD., as a Lender

By:	RiverSource Investments, LLC,
as Collateral Manager

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CENT CDO 15, LTD., as a Lender

By:	RiverSource Investments, LLC,
as Collateral Manager

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CENT CDO XI, LTD., as a Lender

By:	RiverSource Investments, LLC,
as Collateral Manager

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CENTAURUS LOAN TRUST, as a Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CENTURION CDO 8, LIMITED, as a Lender

By:	RiverSource Investments, LLC,
as Collateral Manager

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CENTURION CDO 9, LIMITED, as a Lender

By:	RiverSource Investments, LLC,
as Collateral Manager

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CENTURION CDO VI, LIMITED, as a Lender

By:	RiverSource Investments, LLC,
as Collateral Manager

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CENTURION CDO VII, LIMITED, as a Lender

By:	RiverSource Investments, LLC,
as Collateral Manager

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CHATHAM LIGHT II CLO, LIMITED, as a Lender

By:	Sankaty Advisors LLC,
as Collateral Manager

	By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CHATHAM LIGHT III CLO, LIMITED, as a Lender

By:	Sankaty Advisors LLC,
as Collateral Manager

	By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CIFC FUNDING 2006-IB, LTD., as a Lender

By:	/s/ Sean Dougherty
Name:	Sean Dougherty
Title:	General Counsel

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CIFC FUNDING 2006-II, LTD.,
as a Lender

By:	/s/ Sean Dougherty
Name:	Sean Dougherty
Title:	General Counsel

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CIFC FUNDING 2007-I, LTD., as a Lender

By:	/s/ Sean Dougherty
Name:	Sean Dougherty
Title:	General Counsel

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CIFC FUNDING 2007-II, LTD., as a Lender

By:	/s/ Sean Dougherty
Name:	Sean Dougherty
Title:	General Counsel

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CIFC FUNDING 2007-48, LTD., as a Lender

By:	/s/ Sean Dougherty
Name:	Sean Dougherty
Title:	General Counsel

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Vincent Farrell
Name:	Vincent Farrell
Title:	Attorney-In-Fact

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CL2 LEVERAGE LOAN TRUST, as a Lender

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CLYDESDALE CLO 2003 LTD., as a Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CLYDESDALE CLO 2004 LTD., as a Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CLYDESDALE CLO 2005 LTD., as a Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CLYDESDALE CLO 2006 LTD., as a Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CLYDESDALE STRATEGIC CLO I LTD., as a Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

COLUMBUS PARK CDO LTD., as a Lender

By:	GSO Debt Funds Management LLC,
as Collateral Manager

	By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

COLUMBUSNOVA CLO LTD. 2007-II, as a Lender

By:	/s/ John Bengough
Name:	John Bengough
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CONFLUENT 3 LIMITED, as a Lender

By:	Morgan Stanley Investment Management Inc.,
as Investment Manager

	By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Executive Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

COPPER RIVER CLO LTD., as a Lender

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CORNERSTONE CLO LTD., as a Lender

By:	Stone Tower Debt Advisors LLC,
as its collateral manager

	By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CREDIT OPPORTUNITY ASSOCIATES FINANCING, LTD., as a Lender

By:	FS COA Management, LLC as Ramp Up, Investment Manager

	By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CREDIT SUISSE SYNDICATED LOAN FUND, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CRP V, as a Lender

By:	Oak Hill Advisors, L.P.,
its Portfolio Manager

	By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CSAM FUNDING III, as a Lender
By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CSAM FUNDING IV, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CUMBERLAND II CLO LTD., as a Lender

By:	Deerfield Capital Management LLC,
as its Collateral Manager

	By:	/s/ Mark E. Wittnebel
	Name:	Mark E. Wittnebel
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

DEUTSCHE ASSET MANAGEMENT VARIABLE FUNDING, LTD., as a Lender

By:	Deutsche Investment Management Americas,
Inc., as its Investment Manager

	By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Director

	By:	/s/ James Sivigny
	Name:	James Sivigny
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

DEUTSCHE BANK, AG LONDON, as a Lender

By:	/s/ Mark Haberecht
Name:	Mark Haberecht
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	DB Services New Jersey, Inc.

	By:	/s/ Jonathan Shin
	Name:	Jonathan Shin
	Title:	Assistant Vice President

	By:	/s/ Raymond Bheer
	Name:	Raymond Bheer
	Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

DRYDEN VII – LEVERAGED LOAN CDO 2004, as a Lender

By:	Prudential Investment Management, Inc.,
as Collateral Manager,

	By:	/s/ Stephen T. Collins
	Name:	Stephen T. Collins
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

DRYDEN VIII – LEVERAGED LOAN CDO 2005, as a Lender

By:	Prudential Investment Management, Inc.,
as Collateral Manager,

	By:	/s/ Stephen T. Collins
	Name:	Stephen T. Collins
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

DRYDEN XI – LEVERAGED LOAN CDO 2006, as a Lender

By:	Prudential Investment Management, Inc.,
as Collateral Manager,

	By:	/s/ Stephen T. Collins
	Name:	Stephen T. Collins
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

DRYDEN XVIII – LEVERAGED LOAN CDO 2007 LTD., as a Lender

By:	Prudential Investment Management, Inc.,
as Collateral Manager,

	By:	/s/ Stephen T. Collins
	Name:	Stephen T. Collins
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

DUANE STREET CLO I, LTD., as a Lender

By:	DiMaio Ahmad Capital LLC,
as Collateral Manager

	By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

DUANE STREET CLO II, LTD., as a Lender

By:	DiMaio Ahmad Capital LLC,
as Collateral Manager

	By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

DUANE STREET CLO III, LTD., as a Lender

By:	DiMaio Ahmad Capital LLC,
as Collateral Manager

	By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

DUANE STREET CLO IV, LTD., as a Lender

By:	DiMaio Ahmad Capital LLC,
as Collateral Manager

	By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

DUANE STREET CLO V, LTD., as a Lender

By:	DiMaio Ahmad Capital LLC,
as Collateral Manager

	By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

EAGLE LOAN TRUST, as a Lender

By:	Stanfield Capital Partners, LLC,
as its Collateral Manager

	By:	/s/ Christopher Jansen
	Name:	Christopher Jansen
	Title:	Managing Partner

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

EAGLE MASTER FUND LTD., as a Lender

By:	Citigroup Alternative Investments LLC
as Investment Manager for and on behalf of,
Eagle Master Fund Ltd.

	By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

EASTLAND CLO, LTD., as a Lender

By:	Highland Capital Management, L.P.,
as Collateral Manager

	By:	Strand Advisors, Inc.,
its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

EMERALD ORCHARD LIMITED, as a Lender

By:	/s/ Arlene Arellano
Name:	Arlene Arellano
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, as a Lender

By:	/s/ Brandon A. Meyerson
Name:	Brandon A. Meyerson
Title:	Director

By:	/s/ Bryan J. Lynch
Name:	Bryan J. Lynch
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FAIRVIEW FUNDING, LLC, as a Lender

By:	/s/ Valerie Opperman
Name:	Valerie Opperman
Title:	Attorney-In-Fact

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND, as a Lender

By:	/s/ Peter Lydecker
Name:	Peter Lydecker
Title:	Assistant Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL INVESTMENT PORTFOLIO, as a Lender

By:	/s/ Peter Lydecker
Name:	Peter Lydecker
Title:	Assistant Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II, as a Lender

By:	Four Corners Capital Management, LLC,
As Sub-Advisor

	By:	/s/ Matt O’Mara
	Name:	Matt O’Mara
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FLAGSHIP CLO III, as a Lender

By:	Deutsche Investment Management
Americas, Inc. (as successor in interest to
Deutsche Asset Management, Inc.),
As Collateral Manager

	By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

	By:	/s/ James Sivigny
	Name:	James Sivigny
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FLAGSHIP CLO IV, as a Lender

By:	Deutsche Investment Management
Americas, Inc. (as successor in interest to
Deutsche Asset Management, Inc.),
As Collateral Manager

	By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

	By:	/s/ James Sivigny
	Name:	James Sivigny
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FLAGSHIP CLO V, as a Lender

By:	Deutsche Investment Management
Americas, Inc. (as successor in interest to
Deutsche Asset Management, Inc.),
As Collateral Manager

	By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

	By:	/s/ James Sivigny
	Name:	James Sivigny
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FLAGSHIP CLO VI, as a Lender

By:	Deutsche Investment Management
Americas, Inc. (as successor in interest to
Deutsche Asset Management, Inc.),
As Collateral Manager

	By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

	By:	/s/ James Sivigny
	Name:	James Sivigny
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FM LEVERAGED CAPITAL FUND I, as a Lender

By:	GSO Debt Funds Management LLC,
as Subadviser to Friedberg Milstein LLC

	By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FM LEVERAGED CAPITAL FUND II, as a Lender

By:	GSO Debt Funds Management LLC,
as Subadviser to Friedberg Milstein LLC

	By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FOOTHILL CLO I, LTD., as a Lender

By:	/s/ Sean Dixon
Name:	Sean Dixon
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

THE FOOTHILL GROUP, INC., as a Lender

By:	/s/ Sean Dixon
Name:	Sean Dixon
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FORE CLO LTD. 2007-I, as a Lender

By:	/s/ Larry Xin
Name:	Larry Xin
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FOREST CREEK CLO, LTD., as a Lender

By:	Deerfield Capital Management LLC,
its Collateral Manager

	By:	/s/ Mark E. Wittnebel
	Name:	Mark E. Wittnebel
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FOUNTAIN COURT MASTER FUND, as a Lender

By:	/s/ Melissa Sadler
Name:	Melissa Sadler
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FRASER SULLIVAN CLO II, LTD., as a Lender

By:	WCAS Fraser Sullivan Investment
Management, LLC,
as Collateral Manager

	By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FRASER SULLIVAN CLO III, LTD., as a Lender

By:	WCAS Fraser Sullivan Investment
Management, LLC,
as Ramp Up Investment Manager

	By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GALAXY V CLO, LTD., as a Lender

By:	AIG Global Investment Corp.,
its Collateral Manager

	By:	/s/ Chang W. Chung
	Name:	Chang W. Chung
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GALAXY VI CLO, LTD., as a Lender

By:	AIG Global Investment Corp.,
its Collateral Manager

	By:	/s/ Chang W. Chung
	Name:	Chang W. Chung
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GALAXY VII CLO, LTD., as a Lender

By:	AIG Global Investment Corp.,
its Collateral Manager

	By:	/s/ Chang W. Chung
	Name:	Chang W. Chung
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GALAXY VIII CLO, LTD., as a Lender

By:	AIG Global Investment Corp.,
its Collateral Manager

	By:	/s/ Chang W. Chung
	Name:	Chang W. Chung
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GALAXY X CLO, LTD., as a Lender

By:	AIG Global Investment Corp.,
its Collateral Manager

	By:	/s/ Chang W. Chung
	Name:	Chang W. Chung
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GALE FORCE 1 CLO, LTD., as a Lender

By:	GSO Debt Funds Management LLC,
its Collateral Manager

	By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GALE FORCE 4 CLO, LTD., as a Lender

By:	GSO Debt Funds Management LLC,
its Collateral Manager

	By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GALLATIN CLO II 2005-1 LTD., as a Lender

By:	Bear Stearns Asset Management Inc.,
its Collateral Manager

	By:	/s/ Justin Driscoll
	Name:	Justin Driscoll
	Title:	Senior Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GALLATIN CLO III 2007-1, LTD., as a Lender

By:	Bear Stearns Asset Management Inc.,
its Collateral Manager

	By:	/s/ Justin Driscoll
	Name:	Justin Driscoll
	Title:	Senior Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GENESIS CLO 2007-1 LTD., as a Lender

By:	Ore Hill Partners LLC,
its Investment Advisor

	By:	/s/ Claude A. Brum, Esq.
	Name:	Claude A. Brum, Esq.
	Title:	General Counsel

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GENESIS CLO 2007-2 LTD., as a Lender

By:	LLCP Advisors LLC,
its Collateral Manager

	By:	/s/ Gordon R. Cook
	Name:	Gordon R. Cook
	Title:	Sr. Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ACCT# 611 – GEORGE PUTNAM, THE GEORGE PUTNAM FUND OF BOSTON, as a Lender

By:	Putnam Investment Management, LLC,

	By:	/s/ Suzanne Deshaies
	Name:	Suzanne Deshaies
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GLENEAGLES CLO, LTD., as a Lender

By:	Highland Capital Management, L.P.,
its Collateral Manager

	By:	Strand Advisors, Inc.,
its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY, as a Lender

By:	Goldman Sachs Asset Manager, L.P.,
its Manager

	By:	/s/ John Mack
	Name:	John Mack
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GOLUB CAPITAL MANAGEMENT CLO 2007-1, LTD., as a Lender
By:	Golub Capital Management LLC,
its Collateral Manager
	By:	/s/ Michael C. Loehrke
	Name:	Michael C. Loehrke
	Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GOLUB CAPITAL SENIOR LOAN OPPORTUNITY FUND, LTD., as a Lender

By:	Golub Capital Incorporated,
its Collateral Manager

	By:	/s/ Michael C. Loehrke
	Name:	Michael C. Loehrke
	Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GRAND CENTRAL ASSET TRUST, EAP SERIES, as a Lender

By:	/s/ Valerie Opperman
Name:	Valerie Opperman
Title:	Attorney-In-Fact

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GRAND CENTRAL ASSET TRUST, SOLA SERIES, as a Lender

By:	/s/ Jason Muelver
Name:	Jason Muelver
Title:	Attorney-In-Fact

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GRAND CENTRAL ASSET TRUST, ULT SERIES, as a Lender

By:	/s/ Jason Muelver
Name:	Jason Muelver
Title:	Attorney-In-Fact

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GRANITE VENTURES I, LTD., as a Lender

By:	Stone Tower Debt Advisors LLC,
its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GRANITE VENTURES II, LTD., as a Lender

By:	Stone Tower Debt Advisors LLC,
its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GRANITE VENTURES III, LTD., as a Lender

By:	Stone Tower Debt Advisors LLC,
its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GRAYSON CLO, LTD., as a Lender

By:	Highland Capital Management, L.P.,
its Collateral Manager

	By:	Strand Advisors, Inc.,
its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GRAYSTON CLO II 2004-1 LTD., as a Lender

By:	Bear Stearns Asset Management Inc.,
its Collateral Manager

	By:	/s/ Justin Driscoll
	Name:	Justin Driscoll
	Title:	Senior Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GREEN LANE CLO LTD., as a Lender

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GREENBRIAR CLO, LTD., as a Lender

By:	Highland Capital Management, L.P.,
its Collateral Manager

	By:	Strand Advisors, Inc.,
its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GULF STREAM-COMPASS CLO 2004-I LTD., as a Lender

By:	Gulf Stream Asset Management LLC,
its Collateral Manager

	By:	/s/ Mark D. Abrahm
	Name:	Mark D. Abrahm
	Title:	Head Trader

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GULF STREAM-COMPASS CLO 2005-I LTD., as a Lender

By:	Gulf Stream Asset Management LLC,
its Collateral Manager

	By:	/s/ Mark D. Abrahm
	Name:	Mark D. Abrahm
	Title:	Head Trader

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GULF STREAM-COMPASS CLO 2007-I LTD., as a Lender

By:	Gulf Stream Asset Management LLC,
its Collateral Manager

	By:	/s/ Mark D. Abrahm
	Name:	Mark D. Abrahm
	Title:	Head Trader

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GULF STREAM-SEXTANT CLO 2007-I LTD., as a Lender

By:	Gulf Stream Asset Management LLC,
its Collateral Manager

	By:	/s/ Mark D. Abrahm
	Name:	Mark D. Abrahm
	Title:	Head Trader

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HALCYON LOAN INVESTORS CLO I, LTD., as a Lender

By:	/s/ Dave Martino
Name:	Dave Martino
Title:	Controller

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HALCYON LOAN INVESTORS CLO II, LTD., as a Lender

By:	/s/ Dave Martino
Name:	Dave Martino
Title:	Controller

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HALCYON STRUCTURED ASSET MANAGEMENT CLO I LTD., as a Lender

By:	/s/ Dave Martino
Name:	Dave Martino
Title:	Controller

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED CLO 2006-1 LTD., as a Lender

By:	/s/ Dave Martino
Name:	Dave Martino
Title:	Controller

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED CLO 2007-1 LTD., as a Lender

By:	/s/ Dave Martino
Name:	Dave Martino
Title:	Controller

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED CLO 2007-2 LTD., as a Lender

By:	/s/ Dave Martino
Name:	Dave Martino
Title:	Controller

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED CLO II LTD., as a Lender

By:	/s/ Dave Martino
Name:	Dave Martino
Title:	Controller

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED CLO III LTD., as a Lender

By:	/s/ Dave Martino
Name:	Dave Martino
Title:	Controller

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HARBOURMASTER CLO 9 B.V., as a Lender

By:	/s/ Alan Kerr
Name:	Alan Kerr
Title:

By	/s/ Katrin Goldbeck
Name:	Katrin Goldbeck
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HARBOURMASTER PRORATA CLO 3 B.V., as a Lender

By:	/s/ Alan Kerr
Name:	Alan Kerr
Title:

By	/s/ Katrin Goldbeck
Name:	Katrin Goldbeck
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HARBOUR VIEW CLO 2006-1, as a Lender

By:	/s/ Lisa Chaffee
Name:	Lisa Chaffee
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HARCH CLO III, LIMITED, as a Lender

By:	/s/ Michael E. Lewitt
Name:	Michael E. Lewitt
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HARTFORD ACCIDENT AND INDEMNITY COMPANY, as a Lender

By:	Hartford Investment Management
Company,
its Agent and Attorney-in-Fact

	By:	/s/ Adrayll Askew
	Name:	Adrayll Askew
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HARTFORD INSTITUTIONAL TRUST, ON BEHALF OF ITS FLOATING RATE BANK LOAN SERIES, as a Lender

By:	Hartford Investment Management
Company,
its Investment Manager

	By:	/s/ Adrayll Askew
	Name:	Adrayll Askew
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HARTFORD LIFE INSURANCE COMPANY, as a Lender

By:	Hartford Investment Management
Company,
its Agent and Attorney-in-Fact

	By:	/s/ Adrayll Askew
	Name:	Adrayll Askew
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

THE HARTFORD MUTUAL FUNDS, INC., ON BEHALF OF THE HARTFORD FLOATING RATE FUND, as a Lender

By:	Hartford Investment Management
Company,
its Sub-advisor

	By:	/s/ Adrayll Askew
	Name:	Adrayll Askew
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HEWETT’S ISLAND CLO III, LTD., as a Lender

By:	CypressTree Investment Management
Company, Inc.,
its Portfolio Manager

	By:	/s/ Martha Hadeler
	Name:	Martha Hadeler
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HEWETT’S ISLAND CLO IV, LTD., as a Lender

By:	CypressTree Investment Management
Company, Inc.,
its Portfolio Manager

	By:	/s/ Martha Hadeler
	Name:	Martha Hadeler
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HEWETT’S ISLAND CLO VI, LTD., as a Lender

By:	CypressTree Investment Management
Company, Inc.,
its Portfolio Manager

	By:	/s/ Martha Hadeler
	Name:	Martha Hadeler
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HIGHLAND LOAN FUNDING V LTD., as a Lender

By:	Highland Capital Management, L.P.,
its Collateral Manager

	By:	Strand Advisors, Inc.,
its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HIGHLAND OFFSHORE PARTNERS, L.P., as a Lender

By:	Highland Capital Management, L.P.,
its Collateral Manager

	By:	Strand Advisors, Inc.,
its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HOWARD CBNA LOAN FUNDING LLC, as a Lender

By:	/s/ Erin Holmes
Name:	Erin Holmes
Title:	Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HUDSON CANYON FUNDING II, LTD., as a Lender

By:	INVESCO Senior Secured Management,
Inc.,
its Collateral Manager and Attorney In Fact

	By:	/s/ Peter C. Wollman
	Name:	Peter C. Wollman
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

HUDSON CANYON FUNDING II SUBSIDIARY HOLDING COMPANY II LLC, as a Lender

By:	INVESCO Senior Secured Management,
Inc.,
its Collateral Manager and Attorney In Fact

	By:	/s/ Peter C. Wollman
	Name:	Peter C. Wollman
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

IKB CAPITAL CORPORATION, as a Lender

By:	/s/ David Snyder
Name:	David Snyder
Title:	President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ING INTERNATIONAL (II) – SENIOR BANK LOANS EURO, as a Lender

By:	ING Investment Management Co.,
its Investment Manager

	By:	/s/ Kelly T. Byrne
	Name:	Kelly T. Byrne
	Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ING INTERNATIONAL (II) – SENIOR BANK LOANS USD, as a Lender

By:	ING Investment Management Co.,
its Investment Manager

	By:	/s/ Kelly T. Byrne
	Name:	Kelly T. Byrne
	Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ING INVESTMENT MANAGEMENT CLO II, LTD., as a Lender

By:	ING Alternative Asset Management LLC,
its Investment Manager

	By:	/s/ Kelly T. Byrne
	Name:	Kelly T. Byrne
	Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ING INVESTMENT MANAGEMENT CLO III, LTD., as a Lender

By:	ING Alternative Asset Management LLC,
its Investment Manager

	By:	/s/ Kelly T. Byrne
	Name:	Kelly T. Byrne
	Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ING INVESTMENT MANAGEMENT CLO IV, LTD., as a Lender

By:	ING Alternative Asset Management LLC,
its Investment Manager

	By:	/s/ Kelly T. Byrne
	Name:	Kelly T. Byrne
	Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ING INVESTMENT MANAGEMENT CLO V, LTD., as a Lender

By:	ING Alternative Asset Management LLC,
its Investment Manager

	By:	/s/ Kelly T. Byrne
	Name:	Kelly T. Byrne
	Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ING PRIME RATE TRUST, as a Lender

By:	ING Investment Management Co.,
its Investment Manager

	By:	/s/ Kelly T. Byrne
	Name:	Kelly T. Byrne
	Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ING SENIOR INCOME FUND, as a Lender

By:	ING Investment Management Co.,
its Investment Manager

	By:	/s/ Kelly T. Byrne
	Name:	Kelly T. Byrne
	Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

INTERPOLIS PENSIOENEN GLOBAL HIGH YIELD POOL, as a Lender

By:	The Putnam Advisory Company, LLC

	By:	/s/ Angela Patel
	Name:	Angela Patel
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

INWOOD PARK CDO LTD., as a Lender

By:	Blackstone Debt Advisors L.P.,
its Collateral Manager

	By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

J. P. MORGAN WHITEFRIARS INC., as a Lender

By:	/s/ Virginia Conway
Name:	Virginia Conway
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

JASPER CLO, LTD., as a Lender

By:	Highland Capital Management, L.P.,
its Collateral Manager

	By:	Strand Advisors, Inc.,
its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

JEFFERIES FINANCE CP FUNDING LLC, as a Lender

By:	/s/ Paul Thompson
Name:	Paul Thompson
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

JFIN CLO 2007 LTD., as a Lender

By:	Jeffries Finance LLC,
as Collateral Manager

	By:	/s/ Paul Thompson
	Name:	Paul Thompson
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

KATONAH V, LTD., as a Lender

By:	INVESCO Senior Secured Management,
Inc., its Investment Manager

	By:	/s/ Peter C. Wollman
	Name:	Peter C. Wollman
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

KATONAH VII CLO LTD., as a Lender

By:	Katonah Debt Advisors, L.L.C.,
its Manager

	By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

KATONAH VIII CLO LTD., as a Lender

By:	Katonah Debt Advisors, L.L.C.,
its Manager

	By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

KATONAH IX CLO LTD., as a Lender

By:	Katonah Debt Advisors, L.L.C.,
its Manager

	By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

KATONAH X CLO LTD., as a Lender

By:	Katonah Debt Advisors, L.L.C.,
its Manager

	By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

KDP ASSET MANAGEMENT, as a Lender

By:	/s/ Kathy A. News
Name:	Kathy A. News
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

KENNECOTT FUNDING LTD., as a Lender

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

KKR FINANCIAL CLO 2005-2, LIMITED, as a Lender

By:	/s/ Jamie Weinstein
Name:	Jamie Weinstein
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

KKR FINANCIAL CLO 2006-1, LIMITED, as a Lender

By:	/s/ Jamie Weinstein
Name:	Jamie Weinstein
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LANDMARK IX CDO LTD., as a Lender

By:	Aladdin Capital Management LLC

	By:	/s/ William Streeter
	Name:	William Streeter
	Title:	Associate Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LATITUDE CLO I, LTD., as a Lender

By:	/s/ Chauncey F. Lufkin, III
Name:	Chauncey F. Lufkin, III
Title:	CIO

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LATITUDE CLO II, LTD., as a Lender

By:	/s/ Chauncey F. Lufkin, III
Name:	Chauncey F. Lufkin, III
Title:	CIO

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LCM I LIMITED PARTNERSHIP, as a Lender

By:	Lyon Capital Management LLC,
its Collateral Manager

	By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LCM II LIMITED PARTNERSHIP, as a Lender

By:	Lyon Capital Management LLC,
its Collateral Manager

	By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LCM III, LTD., as a Lender

By:	Lyon Capital Management LLC,
its Collateral Manager

	By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LCM IV, LTD., as a Lender

By:	Lyon Capital Management LLC,
its Collateral Manager

	By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LCM V, LTD., as a Lender

By:	Lyon Capital Management LLC,
its Collateral Manager

	By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LCM VI, LTD., as a Lender

By:	Lyon Capital Management LLC,
its Collateral Manager

	By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LCM VII, LTD., as a Lender

By:	Lyon Capital Management LLC,
its Collateral Manager

	By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LFC2 LOAN FUNDING LLC, as a Lender

By:	/s/ Elizabeth Heisler
Name:	Elizabeth Heisler
Title:	Attorney-In-Fact

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LIBERTY CLO, LTD., as a Lender

By:	Highland Capital Management, L.P.,
its Collateral Manager

	By:	Strand Advisors, Inc.,
its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LIME ST. CLO, LTD., as a Lender

By:	/s/ R. Ian O’Keeffe
Name:	R. Ian O’Keeffe
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LL VICTORY FUNDING LLC, as a Lender

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Authorized Agent

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LMP CORPORATE LOAN FUND, INC., as a Lender

By:	Citigroup Alternative Investments LLC

	By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LOAN FUNDING III LLC, as a Lender

By:	Pacific Investment Management Company,
LLC, its Investment Advisor

	By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LOAN FUNDING IV LLC, as a Lender

By:	Highland Capital Management, L.P.,
its Collateral Manager

	By:	Strand Advisors, Inc.,
its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LOAN FUNDING V, LLC, as a Lender

By:	Prudential Investment Management,
Inc., its Portfolio Manager

	By:	/s/ Stephen J.
	Name:	Stephen J.
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LOAN FUNDING VI LLC, FOR ITSELF OR AS AGENT FOR CORPORATE LOAN FUNDING VI LLC, as a Lender

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LOAN FUNDING VII LLC, as a Lender

By:	Highland Capital Management, L.P.,
its Collateral Manager

	By:	Strand Advisors, Inc.,
its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LOAN FUNDING IX LLC, as a Lender

By:	INVESCO Senior Secured Management,
Inc., its Portfolio Manager

	By:	/s/ Peter C. Wollman
	Name:	Peter C. Wollman
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LONE STAR STATE TRUST, as a Lender

By:	Highland Capital Management, L.P.,
its Collateral Manager

	By:	Strand Advisors, Inc.,
its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LONG GROVE CLO, LIMITED, as a Lender

By:	Deerfield Capital Management LLC,
its Collateral Manager

	By:	/s/ Mark E. Wittnebel
	Name:	Mark E. Wittnebel
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MADISON PARK FUNDING I, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MADISON PARK FUNDING II, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MADISON PARK FUNDING III, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MADISON PARK FUNDING IV, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MADISON PARK FUNDING V, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MADISON PARK FUNDING VI, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MARATHON CLO I LTD., as a Lender

By:	/s/ Andrew Rabinowitz, Esq., CPA
Name:	Andrew Rabinowitz, Esq., CPA
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MARATHON CLO II LTD., as a Lender

By:	/s/ Andrew Rabinowitz, Esq., CPA
Name:	Andrew Rabinowitz, Esq., CPA
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MARATHON FINANCING I B.V., as a Lender

By:	Marathon Asset Management LLC, Its Portfolio Manager and Authorized Signatory

	By:	/s/ Andrew Rabinowitz, Esq., CPA
	Name:	Andrew Rabinowitz, Esq., CPA
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MARQUETTE PARK CLO LTD.

By:	Deerfield Capital Management LLC, as its Collateral Manager, as a Lender

	By:	/s/ Mark E. Wittnebel
	Name:	Mark E. Wittnebel
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MARSH & MCLENNAN COMPANIES, INC. U.S. RETIREMENT PLAN – HIGH YIELD, as a Lender

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MAYPORT CLO LTD., as a Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MONUMENT PARK CDO LTD., as a Lender

By:	Blackstone Debt Advisors L.P., its Collateral Manager

	By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MORGAN STANLEY INVESTMENT MANAGEMENT CROTON, LTD., as a Lender

By:	Morgan Stanley Investment Management Inc., as Collateral Manager

	By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Executive Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MORGAN STANLEY PRIME INCOME TRUST, as a Lender

By:	Morgan Stanley Investment Management Inc., as Investment Advisor

	By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Executive Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Ian J. Sandler
Name:	Ian J. Sandler
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MOSELLE CLO S.A., as a Lender

By:	INVESCO Senior Secured Management, Inc., as Collateral Manager

	By:	/s/ Peter C. Wollman
	Name:	Peter C. Wollman
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MOUNTAIN VIEW CLO III LTD., as a Lender

By:	Seix Investment Advisors LLC, as Collateral Manager

	By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MSIM PECONIC BAY, LTD., as a Lender

By:	Morgan Stanley Investment Management Inc., as Interim Collateral Manager

	By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Executive Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

MUZINICH SPC FOR THE ACCOUNT OF A MUZINICH EXTRAYIELD $ SEGREGATED PORTFOLIO, as a Lender

By:	/s/ Liezel Kleynhans
Name:	Liezel Kleynhans
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NANTUCKET CLO I LTD, as a Lender

By:	Fortis Investment Management USA, Inc., as Attorney-in-Fact

	By:	/s/ Ronald Daigle
	Name:	Ronald Daigle
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NATIXIS, as a Lender

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

By:	/s/ Daniel Payer
Name:	Daniel Payer
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NAUTIQUE FUNDING LTD., as a Lender

By:	INVESCO Senior Secured Management, Inc., as Collateral Manager

	By:	/s/ Peter C. Wollman
	Name:	Peter C. Wollman
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NAVIGARE FUNDING I CLO LTD, as a Lender

By:	Navigare Partners LLC, as Collateral Manager

	By:	/s/ Joel G. Serebransky
	Name:	Joel G. Serebransky
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NAVIGARE FUNDING II CLO LTD, as a Lender

By:	Navigare Partners LLC, its Collateral Manager

	By:	/s/ Joel G. Serebransky
	Name:	Joel G. Serebransky
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NAVIGARE FUNDING III CLO LTD, as a Lender

By:	Navigare Partners LLC, its Collateral Manager

	By:	/s/ Joel G. Serebransky
	Name:	Joel G. Serebransky
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NCRAM LOAN TRUST, as a Lender
By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NCRAM SENIOR LOAN TRUST 2005, as a Lender
By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NEPTUNE FINANCE CCS, LTD., as a Lender

By:	Gulf Stream Asset Management LLC, its Collateral Manager

	By:	/s/ Mark D. Abrahm
	Name:	Mark D. Abrahm
	Title:	Head Trader

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NOB HILL CLO II, LIMITED, as a Lender

By:	/s/ Bradley Kane
Name:	Bradley Kane
Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NOMURA BOND & LOAN FUND, as a Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NZC OPPORTUNITIES (FUNDING) II LIMITED, as a Lender

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

OAK HILL CREDIT PARTNERS II, LIMITED, as a Lender

By:	Oak Hill CLO Management II, LLC, its Investment Manager

	By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

OAK HILL CREDIT PARTNERS III, LIMITED, as a Lender

By:	Oak Hill CLO Management III, LLC, its Investment Manager

	By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

OAK HILL CREDIT PARTNERS IV, LIMITED, as a Lender

By:	Oak Hill CLO Management IV, LLC, its Investment Manager

	By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

OAK HILL CREDIT PARTNERS V, LIMITED, as a Lender

By:	Oak Hill CLO Management V, LLC, its Investment Manager

	By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

OCEAN TRAILS CLO I, as a Lender

By:	West Gate Horizons Advisors LLC, its Collateral Manager

	By:	/s/ Robert D. Cohen
	Name:	Robert D. Cohen
	Title:	Senior Credit Analyst

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

OCEAN TRAILS CLO II, as a Lender

By:	West Gate Horizons Advisors LLC, its Investment Manager

	By:	/s/ Robert D. Cohen
	Name:	Robert D. Cohen
	Title:	Senior Credit Analyst

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

OHA PARK AVENUE CLO I, LTD., as a Lender

By:	Oak Hill Advisors, L.P., its Investment Manager

	By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ONE WALL STREET CLO II LTD., as a Lender

By:	/s/ Dean Stephan
Name:	Dean Stephan
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

OPPENHEIMER MASTER LOAN FUND, LLC, as a Lender

By:	/s/ Lisa Chaffee
Name:	Lisa Chaffee
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

OPPENHEIMER SENIOR FLOATING RATE FUND, LLC, as a Lender

By:	/s/ Lisa Chaffee
Name:	Lisa Chaffee
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ORIX FINANCE CORP., as a Lender

By:	/s/ Christopher L. Smith
Name:	Christopher L. Smith
Title:	Authorized Representative

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

PENNANT PARK INVESTMENT CORPORATION, as a Lender

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	CEO

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

PETRUSSE EUROPEAN CLO S.A., as a Lender

By:	INVESCO Senior Secured Management,
Inc., its Collateral Manager

	By:	/s/ Peter C. Wollman
	Name:	Peter C. Wollman
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

PORTOLA CLO, LTD., as a Lender

By:	Pacific Investment Management Company LLC, its Investment Advisor

	By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

PRIMUS CLO II, as a Lender

By:	/s/ Don Young
Name:	Don Young
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

PROSPERO CLO I BV, as a Lender

By:	/s/ John T. Spellman
Name:	John T. Spellman
Title:	Attorney-In-Fact

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ACCT# 2SR – CBO I, THE PUTNAM ADVISORY COMPANY, LLC, ON BEHALF OF PUTNAM CBO II, LTD., as a Lender

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ACCT# 3GU – CBO III, THE PUTNAM ADVISORY COMPANY, LLC, ON BEHALF OF ML CBO XXVI (CAYMAN), LTD., as a Lender

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ACCT# 256 – ASSET BALANCE, PUTNAM ASSET ALLOCATION FUND: BALANCED PORTFOLIO, as a Lender

By:	Putnam Investment Management, LLC

	By:	/s/ Suzanne Deshaies
	Name:	Suzanne Deshaies
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

PUTNAM BANK LOAN FUND (CAYMAN) MASTER FUND, A SERIES OF THE PUTNAM OFFSHORE MASTER SERIES TRUST, as a Lender

By:	The Putnam Advisory Company, LLC

	By:	/s/ Angela Patel
	Name:	Angela Patel
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

PUTNAM DIVERSIFIED INCOME TRUST, as a Lender

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND, as a Lender

By:	The Putnam Advisory Company, LLC

	By:	/s/ Angela Patel
	Name:	Angela Patel
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

PUTNAM FLOATING RATE INCOME FUND, as a Lender

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ACCT# 644 – INCOME FUND, PUTNAM FUNDS TRUST, ON BEHALF OF ITS SERIES, PUTNAM INCOME FUND, as a Lender

By:	Putnam Investment Management, LLC

	By:	/s/ Suzanne Deshaies
	Name:	Suzanne Deshaies
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

PUTNAM HIGH YIELD ADVANTAGE FUND, as a Lender

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

PUTNAM HIGH YIELD TRUST, as a Lender

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ACCT# – ASSET CONSERVATIVE, PUTNAM INVESTMENT MANAGEMENT LLC, ON BEHALF OF ITS SERIES, ASSET ALLOCATION CONSERVATIVE, as a Lender

By:	Putnam Investment Management, LLC

	By:	/s/ Suzanne Deshaies
	Name:	Suzanne Deshaies
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ACCT# 2QM – ASSET GROWTH, PUTNAM INVESTMENT MANAGEMENT LLC, ON BEHALF OF ITS SERIES, ASSET ALLOCATION GROWTH, as a Lender

By:	Putnam Investment Management, LLC

	By:	/s/ Suzanne Deshaies
	Name:	Suzanne Deshaies
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ACCT# 7HK – SEASON SERIES TRUST, PUTNAM INVESTMENT MANAGEMENT, LLC, ON BEHALF OF ITS SEASONS SERIES TRUST (SUN AMERICA) – ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO, as a Lender

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

PUTNAM MASTER INTERMEDIATE INCOME TRUST, as a Lender

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

PUTNAM PREMIER INCOME TRUST, as a Lender

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND, as a Lender

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

PUTNAM VARIABLE TRUST – PVT HIGH YIELD FUND, as a Lender

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

QUALCOMM GLOBAL TRADING, INC., as a Lender

By:	Morgan Stanley Investment Management, Inc., as Investment Manager

	By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Executive Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

RACE POINT II CLO, LIMITED, as a Lender

By:	Sankaty Advisors, LLC, as Collateral Manager

	By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer/
Assistant Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

RACE POINT III CLO, LIMITED, as a Lender

By:	Sankaty Advisors, LLC, as Collateral Manager

	By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer/
Assistant Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

RACE POINT IV CLO, LTD., as a Lender

By:	Sankaty Advisors, LLC, as Collateral Manager

	By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer/
Assistant Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

RAMPART CLO, LTD., as a Lender

By:	Stone Tower Debt Advisors LLC, its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

RAMPART CLO 2007, LTD., as a Lender

By:	Stone Tower Debt Advisors LLC, its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Garrett McKinnon
Name:	Garrett McKinnon
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

RED RIVER CLO LTD., as a Lender

By:	Highland Capital Management, L.P., its Collateral Manager

	By:	Strand Advisors, Inc.,
its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

REGATTA FUNDING LTD., as a Lender

By:	Citigroup Alternative Investments LLC, its Attorney-in-Fact

	By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

RELATASI CAPITAL LIMITED, as a Lender

By:	Goldman Sachs Asset Management, L.P., its Investment Advisor

	By:	/s/ John Mack
	Name:	John Mack
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

RIDGEWORTH FUNDS – SEIX FLOATING RATE HIGH INCOME FUND, as a Lender

By:	Seix Investment Advisors LLC, as Subadvisor

	By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

RIVERSIDE PARK CLO, LTD., as a Lender

By:	GSO Debt Funds Management LLC, its Collateral Manager

	By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

RIVERSOURCE BOND SERIES, INC. – RIVERSOURCE FLOATING RATE FUND, as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC. – RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND, as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ROCKWALL CDO LTD., as a Lender

By:	Highland Capital Management, L.P., its Collateral Manager

	By:	Strand Advisors, Inc., its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ROCKWALL CLO II LTD., as a Lender

By:	Highland Capital Management, L.P., its Collateral Manager

	By:	Strand Advisors, Inc., its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ROSEDALE CLO LTD., as a Lender

By:	Princeton Advisory Group, Inc., as Collateral Manager

	By:	/s/ Anna L. Chin
	Name:	Anna L. Chin
	Title:	Senior Analyst

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SAGAMORE CLO LTD., as a Lender

By:	INVESCO Senior Secured Management, Inc., its Collateral Manager

	By:	/s/ Peter C. Wollman
	Name:	Peter C. Wollman
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SANKATY HIGH YIELD PARTNERS II, L.P., as a Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer/
Assistant Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SAPPHIRE VALLEY CDO I, LTD., as a Lender

By:	Babson Capital Management LLC, as Collateral Manager

	By:	/s/ Geoffrey Takacs
	Name:	Geoffrey Takacs
	Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SARATOGA CLO I, LIMITED, as a Lender

By:	INVESCO Senior Secured Management, Inc., its Asset Manager

	By:	/s/ Peter C. Wollman
	Name:	Peter C. Wollman
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SCHILLER PARK CLO LTD., as a Lender

By:	Deerfield Capital Management LLC, its Collateral Manager

	By:	/s/ Mark E. Wittnebel
	Name:	Mark E. Wittnebel
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SCOTIABANC INC., as a Lender

By:	/s/ J. F. Todd
Name:	J. F. Todd
Title:	Managing Director

By:	/s/ R. Blackwood
Name:	R. Blackwood
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SCOTIABANC (IRELAND) LTD., as a Lender

By:	/s/ Neam Ahmed
Name:	Neam Ahmed
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SENIOR LOAN PORTFOLIO, as a Lender

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SF-3 SEGREGATED PORTFOLIO, A SEGREGATED PORTFOLIO OF SHIPROCK FINANCE, SPC, FOR WHICH SHIPROCK FINANCE, SPC IS ACTING ON BEHALF OF AND FOR THE ACCOUNT OF SF-3 SEGREGATED PORTFOLIO, as a Lender

By:	/s/ Sean Bresnahan
Name:	Sean Bresnaham
Title:	Attorney In Fact

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SFR, LTD., as a Lender

By:	Four Corners Capital Management LLC, its Collateral Manager

	By:	/s/ Matt O’Mara
	Name:	Matt O’Mara
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ David Kantes
Name:	David Kantes
Title:	Senior Vice President/Chief Risk Officer

By:	/s/ Todd W. Tucker
Name:	Todd W. Tucker
Title:	Vice President – Operations

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SMBC MVI SPC, as a Lender

By:	Oak Hill Separate Account Management I, LLC, its Investment Manager

	By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SOLUS CORE OPPORTUNITIES MASTER FUND LTD., as a Lender

By:	/s/ Chris Pucillo
Name:	Chris Pucillo
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SOUTHFORK CLO, LTD., as a Lender

By:	Highland Capital Management, L.P., its Collateral Manager

	By:	Strand Advisors, Inc., its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SOUTHPORT CLO, LIMITED, as a Lender

By:	Pacific Investment Management Company LLC, as its Investment Adviser

	By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SSS FUNDING II, as a Lender

By:	Sankaty Advisors, LLC, its Collateral Manager

	By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer/
Assistant Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SSSI CBNA LOAN FUNDING LLC, as a Lender

By:	/s/ Valerie Opperman
Name:	Valerie Opperman
Title:	Attorney-In-Fact

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STANFIELD ARNAGE CLO LTD., as a Lender

By:	Stanfield Capital Partners, LLC, its Collateral Manager

	By:	/s/ Christopher Jansen
	Name:	Christopher Jansen
	Title:	Managing Partner

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STANFIELD AZURE CLO, LTD., as a Lender

By:	Stanfield Capital Partners, LLC, its Collateral Manager

	By:	/s/ Christopher Jansen
	Name:	Christopher Jansen
	Title:	Managing Partner

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STANFIELD BRISTOL CLO, LTD., as a Lender

By:	Stanfield Capital Partners, LLC, its Collateral Manager

	By:	/s/ Christopher Jansen
	Name:	Christopher Jansen
	Title:	Managing Partner

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STANFIELD CARRERA CLO, LTD., as a Lender

By:	Stanfield Capital Partners, LLC, its Collateral Manager

	By:	/s/ Christopher Jansen
	Name:	Christopher Jansen
	Title:	Managing Partner

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STANFIELD DAYTONA CLO, LTD., as a Lender

By:	Stanfield Capital Partners, LLC, its Collateral Manager

	By:	/s/ Christopher Jansen
	Name:	Christopher Jansen
	Title:	Managing Partner

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STANFIELD McLAREN CLO, LTD., as a Lender

By:	Stanfield Capital Partners, LLC, its Collateral Manager

	By:	/s/ Christopher Jansen
	Name:	Christopher Jansen
	Title:	Managing Partner

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STANFIELD MODENA CLO, LTD., as a Lender

By:	Stanfield Capital Partners, LLC, its Asset Manager

	By:	/s/ Christopher Jansen
	Name:	Christopher Jansen
	Title:	Managing Partner

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STANFIELD VANTAGE CLO, LTD., as a Lender

By:	Stanfield Capital Partners, LLC, its Collateral Manager

	By:	/s/ Christopher Jansen
	Name:	Christopher Jansen
	Title:	Managing Partner

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STANFIELD VEYRON CLO, LTD., as a Lender

By:	Stanfield Capital Partners, LLC, its Collateral Manager

	By:	/s/ Christopher Jansen
	Name:	Christopher Jansen
	Title:	Managing Partner

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STATE BANK OF INDIA, LOS ANGELES AGENCY, as a Lender

By:	/s/ K. S. S. Naidu
Name:	K. S. S. Naidu
Title:	Vice President (Cr. & Ops.)

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STEDMAN LOAN FUND II, LTD., as a Lender

By:	/s/ Valerie Opperman
Name:	Valerie Opperman
Title:	Attorney-In-Fact

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STERLING FARMS FUNDING, INC., as a Lender

By:	/s/ Kristi Milton
Name:	Kristi Milton
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STONE TOWER CLO III LTD., as a Lender

By:	Stone Tower Debt Advisors LLC, its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STONE TOWER CLO IV LTD., as a Lender

By:	Stone Tower Debt Advisors LLC, its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STONE TOWER CLO V LTD., as a Lender

By:	Stone Tower Debt Advisors LLC, its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STONE TOWER CLO VI LTD., as a Lender

By:	Stone Tower Debt Advisors LLC, its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STONE TOWER CLO VII LTD., as a Lender

By:	Stone Tower Debt Advisors LLC, its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STONE TOWER CLO VIII LTD., as a Lender

By:	Stone Tower Debt Advisors LLC, its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STONE TOWER CREDIT FUNDING I LTD., as a Lender

By:	Stone Tower Fund Management LLC, its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STONEY LANE FUNDING I LTD., as a Lender

By:	HillMark Capital Management, L.P., its Collateral Manager

	By:	/s/ Kevin Cuskley
	Name:	Kevin Cuskley
	Title:	Senior Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

STRATFORD CLO, LTD., as a Lender

By:	Highland Capital Management, L.P., its Collateral Manager

	By:	Strand Advisors, Inc., its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

THE SUMITOMO TRUST & BANKING CO. LTD., NEW YORK BRANCH, as a Lender

By:	/s/ Elizabeth Quirk
Name:	Elizabeth Quirk
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SUNAMERICA SENIOR FLOATING RATE FUND, INC., as a Lender

By:	AIG Global Investment Corp., its Investment Sub-Advisor

	By:	/s/ Chang W. Chung
	Name:	Chang W. Chung
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SYMPHONY CLO III, as a Lender

By:	Symphony Asset Management, LLC

	By:	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SYMPHONY CLO IV, as a Lender

By:	Symphony Asset Management, LLC

	By:	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SYMPHONY CLO V, as a Lender

By:	Symphony Asset Management, LLC

	By:	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SYMPHONY CREDIT OPPORTUNITIES FUND, as a Lender

By:	Symphony Asset Management, LLC

	By:	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

TRIBECA PARK CLO LTD., as a Lender

By:	GSO Debt Funds Management LLC, its Collateral Manager

	By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

TRITON INSURANCE COMPANY, as a Lender

By:	Conning Asset Management Company, an Investment Manager

	By:	/s/ David M. Amaral
	Name:	David M. Amaral
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

TURNBERRY FUNDING, LLC, as a Lender

By:	/s/ Adam Jacobs
Name:	Adam Jacobs
Title:	Attorney-in-Fact

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Douglas Gervolino
Name:	Douglas Gervolino
Title:	Director, Banking Products Services, US

By:	/s/ Leslie Evans
Name:	Leslie Evans
Title:	Associate Director, Banking Product
Services, US

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

UNION SQUARE CDO LTD., as a Lender

By:	Blackstone Debt Advisors L.P., an Collateral Manager

	By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark E. Thompson
Name:	Mark E. Thompson
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

VAN KAMPEN SENIOR INCOME TRUST, as a Lender

By:	Van Kampen Asset Management

	By:	/s/ Jeffrey M. Scott
	Name:	Jeffrey M. Scott
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

VAN KAMPEN SENIOR LOAN FUND, as a Lender

By:	Van Kampen Asset Management

	By:	/s/ Jeffrey M. Scott
	Name:	Jeffrey M. Scott
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

VENTURE II CDO 2002, LIMITED, as a Lender

By:	MJX Asset Management LLC, its Investment Advisor

	By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

VENTURE III CDO LIMITED, as a Lender

By:	MJX Asset Management LLC, its Investment Advisor

	By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

VENTURE IV CDO LIMITED, as a Lender

By:	MJX Asset Management LLC, its Investment Advisor

	By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

VENTURE V CDO LIMITED, as a Lender

By:	MJX Asset Management LLC, its Investment Advisor

	By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

VENTURE VI CDO LIMITED, as a Lender

By:	MJX Asset Management LLC, its Investment Advisor

	By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

VENTURE VII CDO LIMITED, as a Lender

By:	MJX Asset Management LLC, its Investment Advisor

	By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

VENTURE VIII CDO LIMITED, as a Lender

By:	MJX Asset Management LLC, its Investment Advisor

	By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

VERITAS CLO I LTD., as a Lender

By:	/s/ John T. Spellman
Name:	John T. Spellman
Title:	Attorney-In-Fact

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

VERITAS CLO II LTD., as a Lender

By:	/s/ John T. Spellman
Name:	John T. Spellman
Title:	Attorney-In-Fact

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

KEPAM FOR VERONICA ATKINS MARITAL TRUST, as a Lender

By:	/s/ Kathy A. News
Name:	Kathy A. News
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

VINACASA CLO, LTD., as a Lender

By:	Babson Capital Management LLC, as Collateral Manager

	By:	/s/ Geoffrey Takacs
	Name:	Geoffrey Takacs
	Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

VISTA LEVERAGED INCOME FUND, as a Lender

By:	MJX Asset Management LLC, its Investment Advisor

	By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

WACHOVIA BANK, N.A., as a Lender

By:	/s/ Gerald Luff
Name:	Gerald Luff
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

WASATCH CLO LTD., as a Lender

By:	INVESCO Senior Secured Management, Inc., as Portfolio Manager

	By:	/s/ Peter C. Wollman
	Name:	Peter C. Wollman
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

WAVE CBNA LOAN FUNDING LLC, as a Lender

By:	/s/ Molly Walter
Name:	Molly Walter
Title:	Attorney-In-Fact

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

WAVELAND – INGOTS, LTD., as a Lender

By:	Pacific Investment Management Company LLC, its Investment Advisor

	By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

WB LOAN FUNDING 2, LLC, as a Lender

By:	/s/ Heather M. Jousma
Name:	Heather M. Jousma
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Derek A. Flowers
Name:	Derek A. Flowers
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

WESTCHESTER CLO, LTD., as a Lender

By:	Highland Capital Management, L.P., its Collateral Manager

	By:	Strand Advisors, Inc., its General Partner

		By:	/s/ Michael Pusateri
		Name:	Michael Pusateri
		Title:	Chief Operating Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

WG HORIZONS CLO I, as a Lender

By:	West Gate Horizons Advisors LLC, its Manager

	By:	/s/ Robert D. Cohen
	Name:	Robert D. Cohen
	Title:	Senior Credit Analyst

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

XL RE EUROPE LIMITED, as a Lender

By:	Stanfield Capital Partners, LLC, its Collateral Manager

	By:	/s/ Christopher Jansen
	Name:	Christopher Jansen
	Title:	Managing Partner

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ZODIAC FUND – MORGAN STANLEY US SENIOR LOAN FUND, as a Lender

By:	Morgan Stanley Investment Management Inc., as Investment Advisor

	By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Executive Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

REAFFIRMATION OF GUARANTIES

By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

GUARANTOR: WESTERN REFINING COMPANY, L.P. a Delaware limited partnership
By: WESTERN REFINING GP, LLC, a Delaware limited liability company, its General Partner

By:	/s/ Scott D. Weaver
Name:	Scott D. Weaver
Title:	Vice President & Assistant Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ASCARATE GROUP, LLC a Delaware limited liability company By: WESTERN REFINING COMPANY, L.P., a Delaware limited partnership, its sole Member
By: WESTERN REFINING GP, LLC, a Delaware limited liability company, its General Partner

By:	/s/ Scott D. Weaver
Name:	Scott D. Weaver
Title:	Vice President & Assistant Secretary

WESTERN REFINING GP, LLC a Delaware limited liability company

By:	/s/ Scott D. Weaver
Name:	Scott D. Weaver
Title:	Vice President & Assistant Secretary

WESTERN REFINING LP, LLC a Delaware limited liability company

By:	/s/ Joan L. Yori
Name:	Joan L. Yori
Title:	President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CINIZA PRODUCTION COMPANY, a New Mexico corporation
DIAL OIL CO., a New Mexico corporation
EMPIRE OIL CO., a California corporation
GIANT INDUSTRIES, INC., a Delaware corporation
WESTERN REFINING SOUTHWEST, INC., an Arizona corporation
GIANT FOUR CORNERS, INC., an Arizona corporation
WESTERN REFINING TERMINALS, INC., an Arizona corporation
WESTERN REFINING PIPELINE COMPANY, a New Mexico corporation
GIANT STOP-N-GO OF NEW MEXICO, INC., a New Mexico corporation
WESTERN REFINING YORKTOWN, INC., a Delaware corporation
WESTERN REFINING WHOLESALE, INC., an Arizona corporation
SAN JUAN REFINING COMPANY, a New Mexico corporation

By:	/s/ Scott D. Weaver
Name:	Scott D. Weaver
Title:	Vice President & Assistant Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT